KRANESHARES TRUST

KraneShares Bosera MSCI China A Share ETF

Supplement dated February 21, 2017 to the currently effective Summary Prospectus and

Statutory Prospectus for the KraneShares Bosera MSCI China A Share ETF, as supplemented

This supplement provides new and additional information beyond that contained in the currently effective Summary Prospectus and Statutory Prospectus (each, a “Prospectus” and together, the “Prospectuses”) listed above and should be read in conjunction with the Prospectuses.

The Board of Trustees (the “Board”) of KraneShares Trust (the “Trust”) has approved a reduction in the expense cap for the KraneShares Bosera MSCI China A Share ETF (the “Fund”) under an Expense Limitation Agreement between the Trust and Krane Funds Advisors, LLC (“Krane”).

Effective immediately, the following changes apply to the Prospectuses:

•	In the Fund Summary section of each Prospectus, the information included under the “Fees and Expenses of the Fund” and “Example” headings is deleted in its entirety and replaced with the following:

Fees and Expenses of the Fund

The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. This table does not include the brokerage commissions that you may pay when purchasing or selling shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses* (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.78%
Distribution and/or Service (12b-1) Fees**	0.00%
Other Expenses	0.25%
Total Annual Fund Operating Expenses	1.03%
Fee Waiver***	0.20%
Total Annual Fund Operating Expenses After Fee Waiver	0.83%

*	The expense information in the table has been restated to reflect current expenses.

**	Pursuant to a Distribution Plan, the Fund may bear a Rule 12b-1 fee not to exceed 0.25% per year of the Fund’s average daily net assets. However, no such fee is currently paid by the Fund, and the Board of Trustees has not currently approved the commencement of any payments under the Distribution Plan.

***	Pursuant to the terms of an Expense Limitation Agreement, Krane Funds Advisors, LLC (“Krane”), the Fund’s investment manager, has contractually agreed to reduce its management fee to 0.58% of the Fund’s average daily net assets until July 31, 2017. The Expense Limitation Agreement may only be terminated prior to July 31, 2017 by the Board.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (including the amounts waived by Krane under the Expense Limitation Agreement for the time period described above) remain the same. The Example does not reflect any brokerage commissions that you may pay on purchases and sales of Fund shares. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

1 Year	3 Years	5 Years	10 Years
$85	$308	$549	$1241

•	The fourth paragraph under the heading “Management - Investment Manager” in the Statutory Prospectus is deleted in its entirety and replaced with the following:

Krane has contractually agreed to reduce its management fee to 0.58% of the Fund’s average daily net assets. This contractual fee waiver will continue until July 31, 2017. The Expense Limitation Agreement may be terminated prior to that date by the Board. In addition, the Expense Limitation Agreement will terminate if the Investment Advisory Agreement for the Fund is terminated with such termination effective upon the effective date of the Agreement’s termination.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

KRANESHARES TRUST

KraneShares Bosera MSCI China A Share ETF

Supplement dated February 21, 2017 to the currently effective Statement of Additional Information for the KraneShares Bosera MSCI China A Share ETF

This supplement provides new and additional information beyond that contained in the currently effective Statement of Additional Information listed above and should be read in conjunction with the Statement of Additional Information.

The Board of Trustees (the “Board”) of KraneShares Trust (the “Trust”) has approved a reduction in the expense cap for the KraneShares Bosera MSCI China A Share ETF (the “Fund”) under an Expense Limitation Agreement between the Trust and Krane Funds Advisors, LLC (“Krane”).

Effective immediately, the following changes apply to the Statement of Additional Information:

•	The third paragraph in the “Investment Manager” section of the Statement of Additional Information is deleted in its entirety and replaced with the following:

Krane has contractually agreed to reduce its management fee to 0.58% of the Fund’s average daily net assets until July 31, 2017. The Expense Limitation Agreement may be terminated prior to that date by the Board. In addition, the Expense Limitation Agreement will terminate if the Investment Advisory Agreement for the Fund is terminated with such termination effective upon the effective date of the Agreement’s termination.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.